                                                             Exhibit 10.02

                             AMENDMENT NO. 1 TO THE
                        POOLING AND SERVICING AGREEMENT

     THIS AMENDMENT NO. 1 (this  "Amendment")  is made as of September 12, 1995, by and among Navistar Financial Securities  Corporation,  a Delaware corporation
("NFSC"),  Navistar Financial  Corporation,  a Delaware corporation ("NFC"), and
The Bank of New York,  as Master Trust  Trustee (the  "Master  Trust  Trustee").
NFSC, as Seller, NFC, as Servicer, Chemical Bank, as 1990 Trust Trustee, and the
Master Trust Trustee are parties to a Pooling and Servicing Agreement,  dated as of June 8, 1995 (the  "Pooling and  Servicing  Agreement").

In order to clarify
that the Seller  maintains  an  interest  in the Master  Trust prior to the 1990
Trust  Termination  Date and  pursuant  to Section  13.01(a)  of the Pooling and
Servicing Agreement,  the Seller, the Servicer and the Master Trust Trustee have agreed to amend the  Pooling  and  Servicing  Agreement  in the manner set forth herein.  Capitalized  terms  used  herein  but not  otherwise  defined  have the meanings set forth in the Pooling and Servicing Agreement.

          1.  Amendment.  The definition of "Master Trust Seller's  Interest" in
          Section 1.01 of the Pooling and Servicing  Agreement is hereby amended and restated to read in its entirety as follows:

          "Master  Trust  Seller's  Interest"  shall mean,  with  respect to any
          Business Day prior to the 1990 Trust Termination Date, the interest of the Seller in the Master  Trust,  and with respect to any Business Day after the 1990  Trust  Termination  Date,  shall  equal the  aggregate principal  amount of Dealer Notes,  plus the aggregate amount of funds on deposit in the Excess Funding Account, plus the aggregate amount of funds on deposit in all Series  Principal  Accounts  (and funds  being held for deposit  therein),  each as of such Business  Day,  minus the
          Trust Invested Amount on such Business Day (or as of the  Distribution
          Date on or immediately preceding such Business Day).

          2. Miscellaneous. This Amendment shall be construed in accordance with the internal laws of the State of Illinois,  without  reference to its conflict of law provisions,  except that the  obligations,  rights and remedies of the Master Trust Trustee shall be determined in accordance with the  internal  laws of the State of New York,  without  regard to conflict of law  provisions.  This Amendment may be executed in two or more  counterparts,  each of which  shall be an  original,  but all of which together constitute one and the same instrument.  The provisions of this Amendment  shall be deemed to be  incorporated  in, and made a part of, the  Pooling  and  Servicing  Agreement;  and the Pooling and
          Servicing  Agreement,  as  amended by this  Amendment,  shall be read, taken and construed as one and the same instrument. Promptly after the execution of this  Amendment  the Master Trust  Trustee  shall furnish written  notification  of the  substance  of  this  Amendment  to each
          Investor Certificateholder.

          IN WITNESS WHEREOF,  the parties hereto have caused this Amendment No.
          1 to the Pooling and Servicing  Agreement to be duly executed by their respective officers as of the date first written above.

                                    NAVISTAR FINANCIAL SECURITIES CORPORATION
                                              as Seller

                                     By:  ______________________________________

                                    Its:  ______________________________________

                                      NAVISTAR FINANCIAL CORPORATION
                                              as Servicer

                                     By:  ______________________________________

                                    Its:  ______________________________________

                                     THE BANK OF NEW YORK
                                              as Master Trust Trustee

                                     By:  ______________________________________

                                    Its:  ______________________________________